Exhibit 99.1
VOTING AGREEMENT
BY AND AMONG
HEALTH SYSTEMS SOLUTIONS, INC.,
HSS ACQUISITION CORP.
AND
[STOCKHOLDER]
DATED AS OF OCTOBER [__], 2008

INDEX OF DEFINED TERMS

Page
Agreement	1
Beneficial Ownership	1
Beneficially Own	2
Beneficially Owned	2
Common Stock	2
Company	1
Covered Shares	2
Encumbrance	2
Existing Shares	1
Grantees	3
Merger	1
Merger Agreement	1
Merger Sub	1
Parent	1
Section 2.1 Matters	3
Stockholder	1
Transfer	2

i

          VOTING AGREEMENT, dated as of                     , 2008 (this “Agreement”), by and among Health Systems Solutions, Inc., a Nevada corporation (“Parent”), HSS Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and [                    ] (the “Stockholder”).
W I T N E S S E T H:
          WHEREAS, concurrently with the execution of this Agreement, Parent, Merger Sub and Emageon, Inc., a Delaware corporation (the “Company”) are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”) pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”) and each outstanding share of Common Stock will be converted into the right to receive the merger consideration specified therein.
          WHEREAS, as of the date hereof, the Stockholder owns beneficially and of record the number of shares of Common Stock set forth opposite Stockholder’s name on Schedule I hereto (the “Existing Shares”).
          WHEREAS, as a material inducement to Parent entering into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement and abide by the covenants and obligations with respect to the Covered Shares (as hereinafter defined) set forth herein and in executing and delivering the Merger Agreement, Parent and Merger Sub are relying on the agreements contained herein.
          NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
GENERAL
     1.1. Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.
          “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.
          “Common Stock” means the common stock, par value $0.001 per share, of the Company.
          “Covered Shares” means, with respect to the Stockholder, the Stockholder’s Existing Shares, together with any shares of Common Stock or other voting capital stock of the Company and any securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock of the Company, in each case, that the Stockholder acquires Beneficial Ownership of on or after the date hereof.
          “Encumbrance” means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement.
          “Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, by tendering into any tender or exchange offer, by operation of law or otherwise).
ARTICLE II
VOTING
     2.1. Agreement to Vote. The Stockholder hereby irrevocably and unconditionally agrees that during the time this Agreement is in effect, at the Company Stockholders Meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, or in any other circumstance in which the vote, consent or approval of stockholders of the Company, in their capacity as stockholders, is sought with respect to the Merger Agreement or any Takeover Proposal, the Stockholder shall, in each case, to the fullest extent that such matters are submitted for the vote, written consent or approval of the Stockholder and the Stockholder is entitled to vote thereon or consent thereto: (a) appear at each such meeting or otherwise cause the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and (b) vote in favor of (or cause to be voted in favor of), in person or by proxy, deliver (or cause to be delivered) a written consent or otherwise approve on behalf of all of the Covered Shares (i) the adoption of the Merger Agreement and any related proposal in furtherance thereof, as reasonably requested by Parent, submitted for the vote, written consent or approval of the Company’s stockholders; (ii) against any action, proposal or agreement submitted for the vote, written consent or approval of the Company’s stockholders that is in opposition to, or to the Stockholder’s knowledge (based upon the advice of counsel) is competitive or materially inconsistent with, the Merger or to the Stockholder’s knowledge (based upon the advice of counsel) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholder contained in this Agreement; and (iii) against any Takeover Proposal and against any other action, agreement or transaction submitted for the vote, written consent or approval of stockholders that the Stockholder knows would impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by the Stockholder of its obligations under this Agreement.
     2.2. No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except for this Agreement, and except as may be permitted by Section 4.3(b) hereof, it (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares with respect to any of the matters described in Section 2.1 (the “Section 2.1 Matters”) or, except with Parent or Merger Sub, any contract, option or other agreement or binding understanding with respect to any Transfer of any or all of the Covered Shares, (b) has not granted, and shall not grant at any time while this Agreement remains in effect (except pursuant to Section 2.3), a proxy, consent or power of attorney with respect to the Covered Shares with respect to any of the Section 2.1 Matters and (c) has not knowingly taken and shall not knowingly take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing any of its obligations under this Agreement.
     2.3. Proxy. Without in any way limiting the Stockholder’s right to vote the Covered Shares in its sole discretion on any matters other than the Section 2.1 Matters that may be submitted to a stockholder vote, consent or other approval, the Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact, Stan Vashovsky and Michael Levine, pursuant to a proxy to be delivered to Parent substantially in the form attached hereto as Annex A, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to any such officer of Parent, and any other Person designated in writing by Parent (collectively, the “Grantees”), each of them individually, with full power of substitution, to vote or execute written consents with respect to the Covered Shares and, in the discretion of the Grantees, with respect to any proposed postponements or adjournments of any annual or special meeting of the stockholders of the Company at which any of the Section 2.1 Matters is or was to be considered. This proxy is coupled with an interest and shall be irrevocable until the termination of this Agreement in accordance with its terms, in which event this proxy shall automatically be revoked without any further action by any party. The Stockholder will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by it with respect to the Covered Shares with respect to any of the Section 2.1 Matters. So long as the proxy granted under this Section 2.3 is a valid uncontested proxy that is effective to deliver the votes of the Covered Shares, the Stockholder shall be deemed to be fulfilling its obligations under Section 2.1. If Parent believes that such proxy is not a valid proxy or if Parent otherwise does not wish to utilize the proxy, Parent will immediately so notify the Stockholder in writing so that the Stockholder will be able to perform its obligations under Section 2.1.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     3.1. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent and Merger Sub as follows:
          (a) Organization; Authorization; Validity of Agreement; Necessary Action. The Stockholder has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          (b) Ownership. As of the date hereof, the Stockholder’s Existing Shares are, and all of the Covered Shares will be, Beneficially Owned including owned of record by the Stockholder. The Stockholder has good and marketable title to the Stockholder’s Existing Shares, free and clear of any Encumbrances. As of the date hereof, the Stockholder’s Existing Shares constitute all of the shares of Common Stock Beneficially Owned or owned of record by the Stockholder. Except for the rights granted to Parent hereby, the Stockholder has and will have at all times through the Closing Date sole voting power (including the right to control such vote as contemplated herein) with respect to the Section 2.1 Matters, sole power of disposition, sole power to issue instructions with respect to the Section 2.1 Matters, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Stockholder’s Existing Shares and Covered Shares.
          (c) No Violation. The execution, delivery and performance of this Agreement by the Stockholder does not and will not (whether with or without notice or lapse of time, or both) (i) violate, conflict with or result in the breach of any of the terms or conditions of, result in any (or the right to make any) modification of or the cancellation or loss of a benefit under, require any notice, consent or action under, or otherwise give any Person the right to terminate, accelerate obligations under or receive payment or additional rights under, or constitute a default under, any Contract to which the Stockholder is a party or by which it is bound or (ii) violate any Law applicable to the Stockholder or by which any of the Stockholder’s assets or properties is bound, except for any of the foregoing as would not, either individually or in the aggregate, impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

ARTICLE IV
OTHER COVENANTS
     4.1. Prohibition on Transfers, Other Actions. Except as permitted by Section 4.3(b), the Stockholder hereby agrees not to (i) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest specifically therein, except to participate in the Merger; (ii) enter into any agreement, arrangement or understanding with any Person (other than Parent or Merger Sub), or knowingly (based upon advice of counsel) take any other action, that violates or conflicts with the Stockholder’s representations, warranties, covenants and obligations under this Agreement; or (iii) take any action that could restrict or otherwise affect the Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement. Any Transfer in violation of this provision shall be void.
     4.2. Stock Dividends, etc. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
     4.3. No Solicitation.
          (a) The Stockholder hereby agrees that during the term of this Agreement, except as permitted by Section 4.3(b), it shall not, and shall use its reasonable best efforts to ensure that any of its Affiliates or Representatives do not, directly or indirectly, (i) initiate, solicit, publicly propose or encourage the submission of a Takeover Proposal, (ii) participate or engage in negotiations with respect to any Takeover Proposal or (iii) furnish any non-public information regarding the Company or the Merger to any other Person; provided, however, that nothing in this Section 4.3(a) shall prevent the Stockholder, in the Stockholder’s capacity as a director or executive officer of the Company, from engaging in any activity permitted pursuant to Section 5.3 of the Merger Agreement, and no action by the Company or any of its Affiliates in compliance with Section 5.3 of the Merger Agreement shall be a violation by Stockholder of this Section 4.3.
          (b) Notwithstanding anything in this Agreement to the contrary, in the event the Company Board (or the Strategic Alternatives Committee) exercises its rights under Section 5.3 of the Merger Agreement to (i) furnish information with respect to the Company and its Subsidiaries to any Person, and (ii) participate, engage or assist in any manner in discussions or negotiations with any Person, in each case, in compliance with Section 5.3 of the Merger Agreement, then (x) the Stockholder may likewise furnish any such information to such Person and participate, engage or assist in any manner in such discussions or negotiations with such Person, provided, that any action taken by the Stockholder shall be taken only in coordination with the Company Board (or the Strategic Alternatives Committee), and (y) in connection with the Company’s termination of the Merger Agreement pursuant to Section 5.3(d) of the Merger Agreement in order to enter into a transaction which constitutes a Superior Proposal, Stockholder shall be entitled to enter into a voting or other support agreement with the Person making the

Superior Proposal, provided, that the effectiveness of such agreement shall be conditioned upon the termination of the Merger Agreement in compliance with the Article VII thereof.
     4.4. Waiver of Appraisal Rights. The Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights that the Stockholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Merger.
     4.5. Further Assurances. From time to time, at Parent’s request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to effect the actions and consummate the transactions contemplated by this Agreement.
ARTICLE V
MISCELLANEOUS
     5.1. Termination. This Agreement shall remain in effect until the earliest to occur of (i) the Closing Date, (ii) the termination of the Merger Agreement in accordance with its terms; provided, however, that the provisions of the Article V shall survive any termination of this Agreement; (iii) six months after the date hereof; or (iv) at the Stockholder’s option, upon written notice by the Stockholder to the Parent from and after any material amendment, waiver or modification to the terms of the Merger Agreement or any amendment, waiver or modification to the terms of the Merger Agreement that changes the form of or decreases the amount of payment from what is set forth in the Merger Agreement of, the Merger Consideration. Nothing in this Section 5.1 and no termination of this Agreement shall relieve or otherwise limit any party of liability for willful breach of this Agreement.
     5.2. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares, except as otherwise provided herein. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and neither Parent nor Merger Sub shall have any authority to direct the Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.
     5.3. Notices.
          (a) All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally, by facsimile (upon telephonic confirmation of receipt), on the first business day following the date of dispatch if delivered by a recognized next day courier service or on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, post prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing in accordance with this Section 5.3 by the party to receive such notice.

(i)	If to Parent or Merger Sub, to:

Health Systems Solutions Group, LLC
489 Fifth Avenue, 3rd Floor
New York, N.Y. 10017
Facsimile No.: (212) 214-0348
Attn: Chief Financial Officer

and

Health Systems Solutions Group, LLC
489 Fifth Avenue, 3rd Floor
New York, N.Y. 10017
Facsimile No.: (212) 214-0348
Attn: General Counsel

Except after November 1, 2008, to those persons at:

Health Systems Solutions Group, LLC
42 W. 39th Street, 6th Floor
New York, N.Y. 10018
Facsimile No.: (212) 214-0348

With a copy to (which will not constitute notice to Parent or Merger Sub):

Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY 10022-1106
Facsimile No.: (212) 451-2222
Attn: Steve Wolosky

(ii)	if to the Stockholder, to the address set forth on Schedule I hereto.
     5.4. Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is the product of negotiation by the parties having the assistance of counsel and other advisers. It is the intention of the parties that this Agreement not be construed more strictly with regard to one party than with regard to the others.

     5.5. Counterparts. This Agreement may be executed by facsimile and in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
     5.6. Entire Agreement. This Agreement, together with the agreements and other documents and instruments referred to herein or annexed hereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written and oral, that may have related to the subject matter hereof in any way.
     5.7. Governing Law; Waiver of Jury Trial.
          (a) This Agreement, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.
          (b) Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Action arising out of or relating to this Agreement. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 5.7.
     5.8. Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto. Each party may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to Parent and the Stockholder.
     5.9. Remedies. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.
     5.10. Severability. Any term or provision of this Agreement which is determined by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and if any provision of this Agreement is determined to be so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, in all cases so long as neither the economic nor legal substance of the transactions contemplated hereby is affected in any manner adverse to any party or its stockholders or partners, as applicable. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties as closely as possible and to the end that the transactions contemplated hereby shall be fulfilled to the maximum extent possible.
     5.11. Successors and Assigns; Third Party Beneficiaries. Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part (by operation of law or otherwise), by any party without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.
     5.12. Stockholder Capacity. The restrictions and covenants of the Stockholder hereunder shall not be binding, and shall have no effect, in any way with respect to any director or officer of the Company or any of its Subsidiaries in such Person’s capacity as such a director or officer, nor shall any action taken by any such director or officer in his or her capacity as such be deemed a breach by the Stockholder of this Agreement.
[Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

PARENT:

HEALTH SYST EMS SOLUTIONS, INC.

By:

Name:	Stan Vashovsky
Title:	Chief Executive Officer

MERGER SUB:

HSS ACQUISITION CORP.

By:

Name:	Michael Levine
Title:	Chief Executive Officer

[STOCKHOLDER]

By:

Name:
Title:

SCHEDULE I

Name and Address of Stockholder	Number of Shares
if to the Stockholder, to:
With a copy to (which will not constitute notice to the Stockholder):

ANNEX A
IRREVOCABLE PROXY
Dated as of                     , 2008
     The undersigned Stockholder (the “Stockholder”) of Emageon, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints each of Stan Vashovsky and Michael Levine, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the Stockholder, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Covered Shares”), in accordance with the terms of this Proxy. The Covered Shares beneficially owned by the Stockholder as of the date of this Proxy are listed on Schedule I to this Proxy. Upon the Stockholder’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Covered Shares are hereby revoked and terminated, and the Stockholder agrees not to grant any subsequent proxies with respect to the Covered Shares, with respect to any of the matters referred to in any of clauses (a) through (c) below until after the Expiration Time (as defined below).
     This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith (the “Voting Agreement”) by and among Health Systems Solutions, Inc., a Nevada corporation (“Parent”), HSS Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the undersigned Stockholder, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger of even date herewith (as it may hereafter be amended from time to time in accordance with the provisions thereof, the “Merger Agreement”) by and among Parent, Merger Sub and the Company. The Merger Agreement provides that Merger Sub will merge with and into the Company (the “Merger”) and the Stockholder will be entitled to receive the merger consideration specified therein. The term “Expiration Time”, as used in this Proxy, shall mean the earliest to occur of the events specified in Section 5.1 of the Voting Agreement.
     The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the Stockholder, at any time prior to the Expiration Time, to act as the Stockholder’s attorney and proxy to vote all of the Covered Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to all of the Covered Shares (including, without limitation, the power to execute and deliver written consents) at every annual or special meeting of stockholders of the Company (and at every adjournment or postponement thereof), and in every written consent in lieu of such meeting:
     (a) in favor of the adoption of the Merger Agreement and any related proposal in furtherance thereof, as reasonably requested by Parent, submitted for the vote, written consent or approval of the Company’s stockholders;

     (b) against any action, proposal or agreement submitted for the vote, written consent or approval of the Company’s stockholders that is in opposition to, or to the Stockholder’s knowledge (based upon the advice of counsel) is competitive or materially inconsistent with, the Merger or to the Stockholder’s knowledge (based upon the advice of counsel) would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholder contained in the Voting Agreement; and
     (c) against any Takeover Proposal and against any other action, agreement or transaction submitted for the vote, written consent or approval of stockholders that the Stockholder knows would impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Merger or the other transactions contemplated by the Merger Agreement or the Voting Agreement or the performance by the Company of its obligations under the Merger Agreement or by the Stockholder of its obligations under the Voting Agreement.
     Any term or provision of this Proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Stockholder agrees that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Stockholder agrees to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.
     The restrictions and covenants of the Stockholder hereunder shall not be binding, and shall have no effect, in any way with respect to any director or officer of the Company or any of its Subsidiaries in such Person’s capacity as such a director or officer, nor shall any action taken by any such director or officer in his or her capacity as such be deemed a breach by the Stockholder of this Proxy.
     Any obligation of the Stockholder hereunder shall be binding upon the successors and assigns of the Stockholder.
     This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Time.
[signature page follows]

COUNTERPART SIGNATURE PAGE
     IN WITNESS WHEREOF, the Stockholder has caused this Irrevocable Proxy to be duly executed as of the day and year first above written.

[STOCKHOLDER]

By:

Name:
Title:
with a copy to:
Health Systems Solutions Group, LLC
489 Fifth Avenue, 3rd Floor
New York, N.Y. 10017
Facsimile No.: (212) 214-0348
Attn: Chief Financial Officer
and
Health Systems Solutions Group, LLC
489 Fifth Avenue, 3rd Floor
New York, N.Y. 10017
Facsimile No.: (212) 214-0348
Attn: General Counsel
Except after November 1, 2008, to those persons at:
Health Systems Solutions Group, LLC
42 W. 39th Street, 6th Floor
New York, N.Y. 10018
Facsimile No.: (212) 214-0348
With a copy to (which will not constitute notice to Parent or Merger Sub):
Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY 10022-1106
Facsimile No.: (212) 451-2222
Attn: Steve Wolosky

SCHEDULE I

Name and Address of Stockholder	Number of Shares
if to the Stockholder, to:
With a copy to (which will not constitute notice to the Stockholder):